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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 26, 2001

                              LSI LOGIC CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-11674                                             94-2712976
(COMMISSION FILE NO.)                          (IRS EMPLOYER IDENTIFICATION NO.)

                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 433-8000

                                                    --------------



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Item 5. Other Events

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the transaction described below involving LSI Logic Corporation, a Delaware corporation ("LSI Logic"), and C-Cube Microsystems Inc., a Delaware corporation ("C-Cube"), as scheduled, or at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the transaction. Actual results and developments may differ materially from those described or incorporated by reference in this Report.

     On March 26, 2001, LSI Logic issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that LSI Logic had entered into a definitive merger agreement with C-Cube. The agreement contemplates that, subject to the satisfaction of certain conditions, including the tender for exchange of at least a majority of C-Cube's outstanding shares (including for purposes of the calculation of the majority of shares, certain outstanding options and warrants to purchase C-Cube shares) and the expiration or termination of the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act and applicable foreign antitrust laws, LSI Logic would acquire C-Cube in a stock-for-stock transaction. LSI Logic will first commence an exchange offer whereby it will offer 0.79 of a share of LSI Logic common stock for each outstanding share of C-Cube common stock. The exchange offer will be followed by a merger in which a wholly owned subsidiary of LSI Logic will merge with and into C-Cube, with C-Cube surviving as a wholly owned subsidiary of LSI Logic, and each outstanding share of C-Cube common stock, other than shares owned by LSI Logic or LSI Logic's wholly owned subsidiary previously mentioned in this sentence, will be converted into the right to receive 0.79 of a share of LSI Logic common stock.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          Exhibit
          Number           Description
          ---------        --------------
          99.1             Press Release dated March 26, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LSI LOGIC CORPORATION
                                       A Delaware Corporation


                                       By: /s/ David G. Pursel
                                          --------------------------------------

                                       Date: April 4, 2001
                                             -----------------------------------
                                             David G. Pursel
                                             Vice President, General Counsel and
                                             Secretary

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